SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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SUNAMERICA SERIES TRUST

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SUNAMERICA SERIES TRUST

SA Putnam International Growth and Income Portfolio

P.O. Box 15570

Amarillo, Texas 79105-5570

February 29, 2024

Dear Contract Owner:

You are receiving the enclosed information statement (the “Information Statement”) because we wish to inform you of certain changes to the SA Putnam International Growth and Income Portfolio (the “Portfolio”), a series of SunAmerica Series Trust (the “Trust”). On October 12, 2023, the Board of Trustees (the “Board”) of the Trust approved a new subadvisory agreement between SunAmerica Asset Management, LLC (“SunAmerica”), the Portfolio’s investment adviser, and Putnam Investment Management, LLC (“Putnam”) with respect to the Portfolio (the “New Subadvisory Agreement”). The New Subadvisory Agreement became effective on January 1, 2024, which is the date Franklin Resources, Inc. acquired Putnam (the “Transaction”). The prior subadvisory agreement between SunAmerica and Putnam with respect to the Portfolio (the “Prior Subadvisory Agreement”) provided, consistent with Section 15(a)(4) of the Investment Company Act of 1940, as amended, for its automatic termination in the event of its assignment and the closing of the Transaction constituted such an assignment.

In connection with the appointment of Putnam, there were no changes to the Portfolio’s principal investment strategies or principal investment risks. The approval of the New Subadvisory Agreement did not result in any change to the advisory fees or expenses payable by the Portfolio.

As a matter of regulatory compliance, we are sending you this Information Statement, which includes information about the New Subadvisory Agreement and Putnam.

This document is for your information only and you are not required to take any action. Should you have any questions regarding the enclosed Information Statement, please feel free to call the Annuity Service Center at 1-800-445-7862. We thank you for your continued support and investments.

Sincerely,

/s/ John T. Genoy
John T. Genoy
President
SunAmerica Series Trust

SUNAMERICA SERIES TRUST

SA Putnam International Growth and Income Portfolio

P.O. Box 15570

Amarillo, Texas

79105-5570

(800) 445-7862

INFORMATION STATEMENT

REGARDING A NEW SUBADVISORY AGREEMENT FOR THE

SA PUTNAM INTERNATIONAL GROWTH AND INCOME PORTFOLIO

You have received this information statement (the “Information Statement”) because, on January 1, 2024, you were invested in the SA Putnam International Growth and Income Portfolio (the “Portfolio”), a series of SunAmerica Series Trust (the “Trust”), through a variable annuity or variable life insurance contract policy. You are receiving this Information Statement in lieu of a proxy statement. This Information Statement describes the new subadvisory agreement (the “New Subadvisory Agreement”) between SunAmerica Asset Management, LLC (“SunAmerica” or the “Adviser”), the Portfolio’s investment adviser, and Putnam Investment Management, LLC (“Putnam” or the “Subadviser”) with respect to the Portfolio. Pursuant to the New Subadvisory Agreement, Putnam serves as subadviser to the Portfolio and is responsible for the day-to-day management of the Portfolio.

Prior to the effective date of the New Subadvisory Agreement, the Portfolio was also subadvised by Putnam. The prior subadvisory agreement (the “Prior Subadvisory Agreement”) between SunAmerica and Putnam provided, consistent with Section 15(a)(4) of the Investment Company Act of 1940, as amended (the “1940 Act”), for its automatic termination upon its assignment. On January 1, 2024, Franklin Resources Inc. (“Franklin”) acquired Putnam (the “Transaction”). The closing of the Transaction constituted a change in control of Putnam and therefore an assignment of the Prior Subadvisory Agreement. The Trust’s Board of Trustees (the “Board” or the “Trustees”), including all of the Trustees who are not “interested persons” of the Trust, SunAmerica or Putnam, as defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustees”), approved the New Subadvisory Agreement between SunAmerica and Putnam with respect to the Portfolio at a meeting held on October 12, 2023 (the “Meeting”) to be effective upon the closing of the Transaction.

The New Subadvisory Agreement is the same in all material respects as the Prior Subadvisory Agreement, except for as set forth below.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THIS DOCUMENT IS FOR INFORMATIONAL PURPOSES ONLY AND YOU ARE NOT REQUIRED TO TAKE ANY ACTION.

The Trust has received an exemptive order from the U.S. Securities and Exchange Commission which allows SunAmerica, subject to certain conditions, to select new subadvisers, replace existing subadvisers, or make changes to existing subadvisory contracts without first calling a shareholder meeting and obtaining shareholder approval (the “Order”). The Order requires that within 60 days of entering into a new subadvisory agreement, the Trust must furnish a fund’s shareholders with the same information about the new subadviser and subadvisory agreement that would have been included in a proxy statement. This Information Statement is being provided to you to satisfy this requirement. This Information Statement is being posted on or about February 29, 2024.

The Trust and the Adviser

The Portfolio is an investment series of the Trust, a Massachusetts business trust. The Trust entered into an Investment Advisory and Management Agreement (the “Advisory Agreement”) with SunAmerica on January 1,

1999, as amended from time to time, with the approval of the Board, including a majority of the Independent Trustees. The Advisory Agreement was last approved by the Board, including a majority of the Independent Trustees, at the Meeting.

SunAmerica is a limited liability company organized under the laws of Delaware. SunAmerica is an indirect, wholly owned subsidiary of Corebridge Financial, Inc., which is an indirect, majority-owned subsidiary of American International Group, Inc. (“AIG”) and is located at 30 Hudson Street, 16th Floor, Jersey City, New Jersey 07302. As an investment adviser, SunAmerica selects the subadvisers for the Trust’s portfolios, manages certain portfolios, provides various administrative services, and supervises the portfolios’ daily business affairs, subject to oversight by the Trustees. The Advisory Agreement authorizes SunAmerica to retain subadvisers for the portfolios for which it does not manage the assets. SunAmerica selects subadvisers it believes will provide the portfolios with the highest quality investment services. SunAmerica monitors the activities of the subadvisers and, from time to time, will recommend the replacement of a subadviser on the basis of investment performance, style drift (divergence from the stated investment objective or policies), or other considerations.

The subadvisers to the Trust’s portfolios, including Putnam, acting pursuant to subadvisory agreements with SunAmerica. Their duties include furnishing continuing advice and recommendations to the portfolios regarding securities to be purchased and sold, selecting broker-dealers, and negotiating commission rates for the portfolios. The subadvisers are independent of SunAmerica and discharge their responsibilities subject to the policies of the Trustees and the oversight and supervision of SunAmerica, which pays the subadvisers’ fees. The Trust’s portfolios do not pay fees directly to a subadviser.

There were no changes to the Advisory Agreement or SunAmerica’s advisory fees in connection with the approval of the New Subadvisory Agreement. For the fiscal year ended January 31, 2024, the Portfolio paid SunAmerica advisory fees based on its average daily net assets pursuant to the Advisory Agreement as follows:

Advisory Fees	% of Average Daily Net Assets
$3,119,441	0.93%

SunAmerica has voluntarily agreed, until further notice, to waive 0.05% of the investment advisory fees for the Portfolio. In connection with the appointment of Putnam, there were no changes to this voluntary advisory fee waiver or the Portfolio’s principal investment strategies or principal investment risks.

The New Subadvisory Agreement

The subadvisory fee rates under the New Subadvisory Agreement and Prior Subadvisory Agreement are identical. The terms and conditions under the New Subadvisory Agreement and Prior Subadvisory Agreement are consistent, although there are certain differences. Specifically, the New Subadvisory Agreement includes (i) provisions relating to Putnam’s duties and authorizations with respect to investments including repurchase and reverse repurchase agreements, derivative contracts, futures contracts, International Swaps and Derivatives Associations, Inc. Master Agreements and similar types of master agreements, and options on futures contracts; (ii) a provision on Putnam’s responsibilities with respect to proxy voting; (iii) updated provisions on confidentiality; (iv) updated provisions on notices; and (v) a provision clarifying that the New Subadvisory Agreement may be executed in any number of counterparts. The New Subadvisory Agreement also consolidates all of the amendments to the corresponding Prior Subadvisory Agreement. The services currently provided by Putnam for the Portfolio are otherwise unchanged under the New Subadvisory Agreement.

Under the terms of the New Subadvisory Agreement, and subject to the oversight and review of SunAmerica, Putnam (i) manages the investment and reinvestment of the Portfolio’s assets; (ii) determines, in its discretion and subject to the oversight and review of SunAmerica, the securities to be purchased or sold; (iii) provides SunAmerica with records concerning its activities which SunAmerica or the Trust is required to maintain; and (iv) renders regular reports to SunAmerica and officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. Putnam shall discharge the foregoing responsibilities subject to the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees of the Trust may from time to time establish, as provided in writing to Putnam from time to time, and in compliance with (a) the objectives, policies, and limitations for the Portfolio as set forth in the Trust’s current prospectus and statement of additional information; and (b) applicable laws and regulations. The New Subadvisory Agreement is attached as Exhibit A.

The New Subadvisory Agreement, after initial approval with respect to the Portfolio, continues in effect for a period of two years, in accordance with its terms, unless terminated, and may thereafter be renewed from year to year as to the Portfolio for so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The New Subadvisory Agreement terminates automatically upon its assignment and may be terminated at any time, without penalty, by the Portfolio or the Trust, by a vote of a majority of the Trustees, or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio, voting separately from any other series of the Trust, or by SunAmerica, on not less than 30 nor more than 60 days’ written notice to Putnam, or by Putnam on 60 days’ written notice to SunAmerica and the Trust. Under the terms of the New Subadvisory Agreement, the Subadviser is not liable to the Trust, or any shareholders of the Trust or SunAmerica, for any act or omission in the course of, or in connection with, rendering services under the New Subadvisory Agreement, or for any losses sustained by any of them, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties.

For the most recent fiscal year ended January 31, 2024, SunAmerica received gross advisory fees from the Portfolio in the amount of $3,119,441 or 0.93% of the Portfolio’s average daily net assets. During the same period, SunAmerica paid subadvisory fees to Putnam for its management of the Portfolio in the aggregate amount of $1,784,720, or 0.53% of the Portfolio’s average daily net assets. After SunAmerica’s voluntary fee waiver of 0.05% of the investment advisory fees for the Portfolio, SunAmerica retained $1,334,721, or 0.40% of the Portfolio’s average daily net assets, of its advisory fee.

The subadvisory fees payable to Putnam under the New Subadvisory Agreement are identical to the subadvisory fees payable under the Prior Subadvisory Agreement. As a result, the New Subadvisory Agreement is not expected to have any impact on SunAmerica’s profitability.

Information about Putnam

Putnam is a Delaware limited liability company with principal offices at 100 Federal Street, Boston, MA 02110. Putnam is an indirect wholly owned subsidiary of Franklin Resources, Inc. (“Franklin Templeton”). As of December 31, 2023, Putnam had approximately $177,693.4 billion in assets under management.

The following chart lists Putnam’s principal executive officers and directors and their principal occupations. The business address of each officer and director as it relates to that person’s position with Putnam is 100 Federal Street, Boston, MA 02110.

Name and Address	Principal Occupation
R. Shepherd Perkins	President, Chief Investment Officer, and Head of Putnam Equity Investments
Lindsey Oshita	Chief Financial Officer
Thomas C. Merchant	Chief Legal Officer
James F. Clark	Chief Compliance Officer, Code of Ethics Officer, and Assistant Secretary
Leeor Avigdor	Treasurer
Steven J. Tate	Secretary

No Trustee of the Trust has or has had, any material interest in, or a material interest in a material transaction with Putnam or its affiliates since the beginning of the Portfolio’s most recent fiscal year. No officers or Trustees of the Trust are officers, employees, directors, general partners, or shareholders of Putnam.

Putnam provides investment advisory or subadvisory services, as applicable, to the mutual fund(s) and/or institutional account(s) listed below, which have investment strategies or objectives similar to that of the Portfolio. While the investment strategies or objectives of the mutual fund(s) and/or account(s) listed below may be similar to that of the Portfolio, the nature of services provided by Putnam may be different. As a subadviser, Putnam may perform a more limited set of services and assume fewer responsibilities for the Portfolio than it does for certain fund(s) and/or account(s) listed below. The name of each such fund or account, together with information concerning the fund’s assets, and the advisory or subadvisory fee rates paid (as a percentage of average net assets) to Putnam for its management services, are set forth below.

Fund Name	Assets as of December 31, 2023 (millions)	Fee Rate (% of average daily net assets)
Putnam International Value Fund	$399.68	0.51%

Factors Considered by the Board of Trustees

At the Meeting, the Board, including the Independent Trustees, approved the New Subadvisory Agreement between SunAmerica and Putnam with respect to the Portfolio.

In connection with the approval of the New Subadvisory Agreement, the Board received materials related to certain factors used in its consideration of whether to approve the New Subadvisory Agreement. Those factors included:

(1)	the requirements of the Portfolio in the areas of investment supervisory and administrative services;

(2)	the nature, extent, and quality of the investment advisory and administrative services expected to be provided by Putnam;

(3)	the size and structure of the subadvisory fees and any other material payments to Putnam;

(4)	the organizational capability and financial condition of Putnam, Franklin, and their affiliates, including with respect to the organizational and financial impacts of the Transaction;

(5)	the possibility that services of the type required by the Trust might be better obtained from other organizations; and

(6)	the fees to be paid by SunAmerica to Putnam for management of the Portfolio.

In addition, the Board considered (a) the conditions and trends prevailing in the economy, the securities markets, and the investment company industry; (b) the profitability of and the amounts retained by SunAmerica; and (c) information regarding Putnam’s compliance and regulatory history. The Board also took into account extensive information from Putnam regarding its services provided to the Trust, which materials the Board reviewed at the Meeting in connection with its consideration of the renewal of the Prior Subadvisory Agreement.

The Independent Trustees were separately represented by counsel that is independent of SunAmerica and Putnam in connection with their consideration of approval of the New Subadvisory Agreement. The matters discussed below were also considered separately by the Independent Trustees in executive sessions during which such independent counsel provided guidance to the Independent Trustees.

The Board received information regarding the Trust’s subadvisory fees compared to subadvisory fee rates of a group of funds with similar investment strategies and/or objectives, as applicable (the “Subadvised Expense Group/Universe”), as selected and prepared by an independent third-party provider of investment company data. The Board also received performance data and expense information prepared by management. In addition, the Board considered the expenses and performance of Putnam with respect to accounts and mutual funds that have comparable investment objectives and strategies to the Portfolio.

Nature, Extent, and Quality of Services Provided by the Subadviser

The Board, including the Independent Trustees, considered the nature, quality, and extent of services expected to be provided by Putnam. In making its evaluation, the Board considered that SunAmerica acts as an adviser for the Portfolio, manages the daily business affairs of the Trust, obtains and evaluates economic, statistical, and financial information to formulate and implement investment policies, and provides oversight with respect to the daily management of the Portfolio’s assets, subject to the Trustees’ oversight and control. It was also noted that SunAmerica’s advisory fees compensate SunAmerica for services such as monitoring portfolio performance, selecting and replacing subadvisers, determining asset allocations among each series of the Trust, and ensuring that a subadviser’s style adheres to the prospectus and statement of additional information as well as other administrative, compliance and legal services or requirements.

With respect to the Subadviser, the Board noted that the services currently provided by Putnam for the Portfolio will not change under the New Subadvisory Agreement. The Board further noted that Putnam would continue to be responsible for providing investment management services on a day-to-day basis. In such a role, Putnam will (i) manage the investment and reinvestment of the Portfolio’s assets; (ii) determine the securities to be purchased or sold, and execute such documents on behalf of the Portfolio as may be necessary in connection with its management thereof; (iii) provide SunAmerica with records concerning its activities; and (iv) render regular reports to SunAmerica and officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. The Board reviewed Putnam’s history, structure and size, and investment experience. The Board was informed that in management’s judgment, Putnam has the size, viability, and resources to attract and retain highly qualified investment professionals. The Board reviewed the qualifications, background, and responsibilities of the staff of Putnam who would be responsible for providing investment management services to the Portfolio as well as current and projected staffing levels. The Board considered that the personnel of Putnam that would be responsible for advising the Portfolio, including the key personnel that will be involved in the investment management activities with respect to the Portfolio, will not change as a result of the Transaction. The Board also considered that the investment strategies and techniques utilized by those personnel will not change as a result of the Transaction. The Board noted that the continuity of the Portfolio’s day-to-day investment management is therefore expected to remain intact.

The Board also reviewed and considered Putnam’s compliance and regulatory history, including information about whether it has been involved in any litigation, regulatory actions, or investigations that could impair its ability to continue to serve as subadviser to the Portfolio. The Board considered Putnam’s risk assessment and risk management processes. The Board concluded that there was no information provided that would have a material adverse effect on Putnam’s ability to provide services to the Trust.

The Board concluded that it was satisfied with the nature, quality, and extent of the services expected to be provided by Putnam and that there was a reasonable basis on which to conclude that Putnam would provide high-quality services to the Trust.

Portfolio Fees and Expenses; Investment Performance

The Board, including the Independent Trustees, received and reviewed information regarding the Portfolio’s subadvisory fees (actual and contractual) compared against such fees of its Subadvised Expense Group/Universe. It was noted that with respect to subadvisory fees, SunAmerica negotiates such fees at arm’s length. The Board also considered that the subadvisory fees are paid by SunAmerica out of its advisory fee and not by the Portfolio and that subadvisory fees may vary widely within a Subadvised Expense Group/Universe for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs. The Board further considered the amount of subadvisory fees paid by SunAmerica and the amount of the management fees that it retained, noting that there will be no change in the management fee paid by the Portfolio to SunAmerica. The Board also noted that the subadvisory fee rates to be paid under the New Subadvisory Agreement are the same as those under the Prior Subadvisory Agreement. The Board determined that these amounts were reasonable in light of the services performed by SunAmerica and Putnam, respectively.

The Board noted that in considering the reasonableness of the subadvisory fees, it had considered extensive expense and performance information during its consideration of the renewal of the Prior Subadvisory Agreement at the Meeting. The Board noted that it had received a report prepared independently by Broadridge Financial Solutions, Inc. (“Broadridge”), as well as information provided by management. The Board also noted that it had considered advisory fees received by Putnam with respect to other mutual funds and accounts with similar investment strategies to the Portfolio as well as performance data from management and Putnam with respect to the Portfolio and any other mutual funds or other accounts advised or subadvised by Putnam with similar investment objectives and/or strategies, as applicable.

On a quarterly basis, the Board monitors and reviews various materials presented and prepared by management, including but not limited to the Portfolio’s overall performance, performance relative to the Portfolio’s benchmark and Morningstar and Broadridge peer groups, and a subadviser’s performance within a portfolio. The Board also considered that management makes particular note of any portfolio that may require closer monitoring or potential corrective action by the Board. The Trustees noted that the expense and performance information as a whole was useful in assessing whether Putnam would provide services at a cost that is competitive with other similar funds.

Profitability, Economies of Scale, and Other Benefits Derived

The Board noted that the subadvisory fees paid pursuant to the New Subadvisory Agreement are paid by SunAmerica out of its advisory fees. The Trustees also relied on the ability of SunAmerica to negotiate the New Subadvisory Agreement and the fees thereunder at arm’s length. The Board determined that the profitability to Putnam in connection with its relationship with the Portfolio is therefore not a material factor in its consideration of the New Subadvisory Agreement.

The Board noted that it had previously received and considered information regarding economies of scale expected to be achieved by the Trust in connection with its consideration of the renewal of the Prior Subadvisory Agreement. The Board considered that the New Subadvisory Agreement also contains breakpoints in the fee schedule; however, since SunAmerica, and not the Trust, is responsible for the payment of the fees pursuant to the New Subadvisory Agreement, the Trust does not directly benefit from any reduction in those fee rates.

The Board also considered other potential indirect benefits to Putnam as a result of its relationship with the Portfolio, which could include research benefits obtained by trading the Portfolio’s assets, economies of scale, reputational benefits, and the potential for future mandates. For similar reasons as stated above with respect to Putnam’s profitability, the Board concluded that the potential for economies of scale and other indirect benefits to Putnam in its management of the Portfolio is not a material factor in its consideration at this time.

Terms of New Subadvisory Agreement

The Board, including the Independent Trustees, reviewed the terms and conditions of the New Subadvisory Agreement, including the duties and responsibilities undertaken by SunAmerica and Putnam as discussed above. The Board also considered that the terms of the New Subadvisory Agreement are consistent with the Subadvisory Agreement between SunAmerica and Putnam that was approved by the Board on October 13, 2022, in connection with the anticipated change of control of SunAmerica that will result from the planned separation of SunAmerica from American International Group, Inc. Accordingly, the Board considered the differences in terms between the New Subadvisory Agreement and the Prior Subadvisory Agreement and found those differences to be reasonable.

Conclusions

In reaching its decision to recommend the approval of the New Subadvisory Agreement, the Board did not identify any single factor as being controlling, but based its recommendation on each of the factors it considered and each Trustee attributed different weight to the various factors. Based upon the materials it reviewed, the representations made to it and the considerations described above, and as part of their deliberations, the Board, including the Independent Trustees, concluded that Putnam possesses the capability and resources to perform the duties required of it under the New Subadvisory Agreement.

Further, based upon its review of the New Subadvisory Agreement, the materials provided, and the considerations described above, the Board, including the Independent Trustees, concluded that: (1) the terms of the New Subadvisory Agreement are reasonable, fair, and in the best interests of the Portfolio and its shareholders, and (2) the subadvisory fee rates are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.

Ownership of Shares

As of February 6, 2024, there were approximately 29,378,758.18 shares outstanding in the Portfolio. As of February 6, 2024, all shares of the Portfolio were owned directly by the separate accounts of American General Life Insurance Company (“AGL”), The United States Life Insurance Company of The City of New York (“USL”), and/or The Variable Annuity Life Insurance Company (“VALIC”) or affiliated mutual funds. The following shareholders directly owned 5% or more of the Portfolio’s outstanding shares as of such date:

Class	Owner	Shares	Percentage
Class 1	AGL	2,465,705.78	12.08%

Class 1	Allocation Portfolios	3,191,967.12	15.63%

Class 1	SDAP	5,657,775.36	27.71%

Class 1	SDSP	8,954,521.91	43.86%

Class 1	USL	146,989.50	0.72%

Class 2	AGL	401,509.59	100.00%

Class 3	AGL	8,023,576.15	93.73%

Class 3	USL	526,174.24	6.15%

Class 3	VALIC	10,538.55	0.12%

AGL is a stock life insurance company organized under the laws of the state of Texas and its address is 2727-A Allen Parkway, Houston, Texas 77019. USL is a stock life insurance company organized under the laws of the state of New York and its address is One World Financial Center, 200 Liberty Street, New York, New York 10281.

Shareholders that own of record or beneficially more than 25% of the Portfolio’s outstanding shares may be considered a controlling person. As of February 6, 2024, to the knowledge of the Trust, no other person beneficially or of record owned 25% or more of any class of the Portfolio’s outstanding shares.

The Trustees and officers of the Trust as a group owned an aggregate of less than 1% of the shares of the Portfolio as of February 6, 2024.

Brokerage Commissions

For the fiscal year ended January 31, 2024, the Portfolio did not pay any commissions to affiliated broker-dealers.

Other Service Providers

For the fiscal year ended January 31, 2024, the Portfolio paid an aggregate amount of $245,962 in account maintenance and service fees to AGL, USL, and VALIC, each of which is an affiliate of SunAmerica. In addition, the Portfolio paid $3,089 to VALIC Retirement Services Company (“VRSCO”) for transfer agency services during the period. VRSCO is also an affiliate of SunAmerica and is located at 2929 Allen Parkway, Houston, Texas 77019. Corebridge Capital Services, Inc. (“CCS”) (formerly known as AIG Capital Services, Inc.), distributes the Portfolio’s shares and incurs the expenses of distributing the Portfolio’s shares under a Distribution Agreement. CCS is located at 30 Hudson Street, 16th Floor, Jersey City, New Jersey 07302. SunAmerica, AGL, USL, VALIC, VRSCO, and ACS are each indirect, majority-owned subsidiaries of AIG.

Shareholder Reports

Copies of the most recent annual and semi-annual reports of the Portfolio are available without charge and may be obtained by writing to the Trust at P.O. Box 15570, Amarillo, Texas 79105-5570, Attn: Annuity Service Center or by calling (800) 445-7862.

Shareholder Proposals

The Trust is not required to hold annual shareholder meetings. If a shareholder wishes to submit proposals for consideration at a future shareholder meeting, the Trust must receive the proposal a reasonable time before the solicitation is to be made. Written proposals should be sent to Kathleen D. Fuentes, Esq., Secretary of SunAmerica Series Trust, 30 Hudson Street, 16th Floor, Jersey City, New Jersey 07302.

By Order of the Board of Trustees,

/s/ John T. Genoy
John T. Genoy
President
SunAmerica Series Trust

Dated: February 29, 2024

Exhibit A

SUBADVISORY AGREEMENT

This SUBADVISORY AGREEMENT (“Agreement”) is dated as of January 1, 2024, by and between SUNAMERICA ASSET MANAGEMENT, LLC, a Delaware limited liability company (the “Adviser”), and PUTNAM INVESTMENT MANAGEMENT, LLC, a Delaware limited liability company (the “Subadviser”).

WITNESSETH:

WHEREAS, the Adviser and SunAmerica Series Trust, a Massachusetts business trust (the “Trust”), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, as amended from time to time (the “Advisory Agreement”), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust, and pursuant to which the Adviser may delegate one or more of its duties to a subadviser pursuant to a written subadvisory agreement; and

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and may issue shares of beneficial interest, no par value per share, in separately designated portfolios representing separate funds with their own investment objectives, policies and purposes; and

WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Adviser desires to retain the Subadviser to furnish investment advisory services to the investment portfolio or portfolios of the Trust listed on Schedule A attached hereto (the “Portfolio(s)”), and the Subadviser is willing to furnish such services;

NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

1.  Duties of the Subadviser. The Adviser hereby engages the services of the Subadviser in furtherance of the Advisory Agreement with the Trust. Pursuant to this Agreement and subject to the oversight and review of the Adviser, the Subadviser will manage the investment and reinvestment of the assets of each Portfolio listed on Schedule A attached hereto. The Subadviser will determine in its discretion and subject to the oversight and review of the Adviser, the securities to be purchased or sold, will provide the Adviser with records concerning its activities which the Adviser or the Trust is required to maintain, and will render regular reports to the Adviser and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. The Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees of the Trust may from time to time establish as delivered in writing to the Subadviser, and in compliance with (a) the objectives, policies, and limitations for the Portfolio(s) set forth in the Trust’s current prospectus and statement of additional information (together, the “Registration Statement”) as delivered to the Subadviser, and (b) applicable laws and regulations.

The Subadviser agrees that it will operate and manage the Portfolio set forth in Schedule A (1) in compliance with all applicable federal and state laws governing the Subadviser’s management of the Portfolio and investments; and (2) so as not to jeopardize the treatment of the variable annuity contracts which offer the Portfolio(s) (the “Contracts”) as annuity contracts for purposes of the Internal Revenue Code of 1986, as amended (the “Code”). Without limiting the foregoing, the Subadviser agrees to manage the Portfolio in compliance with (a) the provisions of the Act and rules adopted thereunder; (b) the diversification requirements specified in the Internal Revenue Service’s regulations under Section 817(h) of the Code; (c) applicable state insurance laws; and (d) applicable federal and state securities, commodities and banking laws; provided that Adviser shall provide Subadviser with written direction as to the requirements of applicable state insurance laws and applicable federal and state banking laws. For purposes of the preceding sentence, disclosure in the Trust’s prospectus and/or statement of additional information of applicable state insurance laws and regulations and applicable federal and state banking laws and regulations shall constitute “written direction” thereof. The Adviser acknowledges and agrees that the Subadviser’s compliance with its obligations under this Agreement will be based, in part, on information supplied by the Adviser, or an agent thereof, as to each Portfolio, including but not limited to, portfolio security lot level realized and unrealized gain/loss allocation. The Adviser agrees that all such information will be supplied on a timely basis. The Subadviser further represents and warrants that to the extent that any statements or omissions made in any Registration Statement for the Contracts or shares of the Trust, or any amendment or supplement thereto, are made in reliance upon and in conformity with information furnished by the Subadviser expressly for use therein, such Registration Statement and any amendments or supplements thereto will, when they become effective, conform in all material respects to the requirements of the Securities Act of 1933 and the rules and regulations of the Securities and Exchange Commission (“SEC”) thereunder (the “1933 Act”) and the Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

The Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement. The Subadviser shall not have any responsibility for the administrative affairs of the Portfolio, including any responsibility for the calculation of the net asset value of the Portfolio’s shares or shareholder accounting services; provided, however, that the Subadviser shall, as requested from time to time by the Adviser, assist the Adviser in obtaining pricing information relating to the Portfolio’s investment securities.

The Subadviser also represents and warrants that in furnishing services hereunder, the Subadviser will not consult with any other subadviser of the Portfolio(s) or other series of the Trust, to the extent any other subadvisers are engaged by the Adviser, or any other subadvisers to other investment companies that are under common control with the Trust, concerning transactions of the Portfolio(s) in securities or other assets, other than for purposes of complying with the conditions of paragraphs (a) and (b) of rule 12d3-1 under the Act.

2.  Portfolio Transactions. The Subadviser is responsible for decisions to buy or sell securities and other investments of the assets of each Portfolio, broker-dealers and futures commission merchants’ selection, and negotiation of brokerage commission and futures commission merchants’ rates. As a general matter, in executing portfolio transactions, the Subadviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Subadviser’s best judgment, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Subadviser shall consider all relevant factors including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm’s risk in positioning a block of securities. Subject to such policies as the Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Subadviser’s having caused a Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Subadviser’s overall responsibilities with respect to such Portfolio and to other clients as to which the Subadviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the Act and Rule 17e-1 thereunder, the Subadviser may engage its affiliates, the Adviser and its affiliates or any other subadviser to the Trust and its respective affiliates, as broker-dealers or futures commission merchants to effect portfolio transactions in securities and other investments for a Portfolio. The Subadviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request. To the extent consistent with applicable law, the Subadviser may aggregate purchase or sell orders for the Portfolio with contemporaneous purchase or sell orders of other clients of the Subadviser or its affiliated persons. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser determines to be equitable and consistent with its and its affiliates’ fiduciary obligations to the Portfolio and to such other clients. The Adviser hereby acknowledges that such aggregation of orders may not result in more favorable pricing or lower brokerage commissions in all instances.

With respect to any investments, including but not limited to repurchase and reverse repurchase agreements, derivatives contracts, futures contracts, International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements and similar types of master agreements, and options on futures contracts, which are permitted to be made by the Subadviser in accordance with this Agreement and the investment objectives and strategies of the Portfolio(s), as outlined in the Registration Statement for the Portfolio(s), the Adviser hereby authorizes and directs the Subadviser to do and perform every act and thing whatsoever necessary or incidental in performing its duties and obligations under this Agreement, including, but not limited to, executing as agent, on behalf of the Portfolio(s), master and related agreements and other documents to establish, operate and conduct all brokerage, collateral or other trading accounts, and executing as agent, on behalf of the Portfolio(s), such agreements and other documentation as may be required for the purchase or sale, assignment, transfer and ownership of any permitted investment, including repurchase and derivative master agreements, including any schedules and annexes to such agreements, releases, consents, elections and confirmations. The Subadviser also is hereby authorized to instruct a Portfolio’s custodian with respect to any collateral management activities in connection with any derivatives transactions and to enter into standard industry protocol arrangements (including those published by ISDA). The Subadviser is also authorized to provide evidence of its authority to enter into such master and related agreements, including by delivering a copy of this provision. The Adviser acknowledges and understands that it will be bound by any such trading accounts established, and agreements and other documentation executed, by the Subadviser for such investment purposes and agrees to provide the Subadviser with tax information, governing documents, legal opinions and other information concerning the Portfolio(s) as may be reasonably necessary to complete such agreements and other documentation. The Subadviser is required to provide the Adviser with copies of the applicable agreements and documentation promptly upon request and to notify the Adviser of any claims by counterparties or financial intermediaries that a Portfolio has triggered an early termination or default provision or otherwise is out of compliance with the terms of the applicable agreement or that the counterparty is excused from performing under the agreement. The Subadviser is hereby authorized, to the extent required by regulatory agencies or market practice, to reveal the Trust and the Portfolio’s identity and address to any financial intermediary through which or with which financial instruments are traded or cleared.

The authority shall include, without limitation the authority on behalf of and in the name of the Portfolio(s) to execute: (i) documentation relating to private placements, loans and bank debt (including Loan Syndications and Trading Association and Loan Market Association documentation); (ii) waivers, consents, amendments or other modifications relating to investments; and (iii) purchase agreements, sales agreements, commitment letters, pricing letters, registration rights agreements, indemnities and contributions, escrow agreements and other investment related agreements.

The Subadviser is authorized to terminate all such master and related agreements and other documentation with respect to a Portfolio when it determines it is in the best interest of the Portfolio to do so, and it is authorized to exercise all default and other rights of the Portfolio against the other party(ies) to such agreements in accordance with its fiduciary duties and the best interest of the Portfolio. Upon termination of this Agreement, the Subadviser agrees to remove the Portfolio(s) as parties to such agreements and to consult with the Adviser regarding close-out, novation or continuation of positions under the agreements and retention of accounts or transfer of such accounts, which the Adviser shall determine in its sole discretion. If instructed by the Adviser to do so, the Subadviser shall close out open positions and transfer financial instruments in accordance with the Adviser’s instructions.

3.  Compensation of the Subadviser. The Subadviser shall not be entitled to receive any payment from the Trust and shall look solely and exclusively to the Adviser for payment of all fees for the services rendered, facilities furnished and expenses paid by it hereunder. As full compensation for the Subadviser under this Agreement, the Adviser agrees to pay to the Subadviser a fee at the annual rates set forth in Schedule A hereto with respect to the assets managed by the Subadviser for each Portfolio listed thereon. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month. If the Subadviser shall provide its services under this Agreement for less than the whole of any month, the foregoing compensation shall be prorated.

4.  Other Services. At the request of the Trust or the Adviser, the Subadviser in its discretion may make available to the Trust, office facilities, equipment, personnel and other services. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Subadviser and billed to the Trust or the Adviser at the Subadviser’s cost.

5.  Reports. The Trust, the Adviser and the Subadviser agree to furnish to each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Trust as each may reasonably request.

6.  Status of the Subadviser. The services of the Subadviser to the Adviser and the Trust are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

7.  Proxy Voting. Subject to the prior approval by the Board of Trustees of the Trust and upon thirty (30) days’ written notice to the Subadviser (or such lesser or longer notice as is acceptable to the Subadviser), the Adviser reserves the right to delegate to the Subadviser responsibility for exercising voting rights for all or a specified portion of the securities held by a Portfolio. To the extent so delegated, the Subadviser will exercise voting rights with respect to securities held by a Portfolio in accordance with written proxy voting policies and procedures mutually agreed upon by the parties. To the extent the Adviser retains the responsibility for voting proxies, the Subadviser agrees to provide input on certain proxy voting matters or proposals as may be reasonably requested by the Adviser.

8.  Certain Records. While the Subadviser is not being engaged to serve as the Trust’s official record keeper, the Subadviser nevertheless hereby undertakes and agrees to maintain, in the form and for the period required by Section 204 of the Advisers Act and Rule 204-2 thereunder, all records relating to the investments of the Portfolio(s) that are required to be maintained by the Subadviser pursuant to the requirements of Rule 204-2 under the Advisers Act. The Subadviser will also, in connection with the purchase and sale of securities for each Portfolio, arrange for the transmission to the custodian for the Trust on a daily basis, such confirmation, trade tickets, and other documents and information, that identify securities to be purchased or sold on behalf of the

Portfolio, as may be reasonably necessary to enable the custodian to perform its administrative and recordkeeping responsibilities with respect to the Portfolio.

The Subadviser agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the SEC, the Trust’s auditors, the Trust or any representative of the Trust, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Trust.

9.  Reference to the Subadviser. The Adviser covenants as follows:

(a)  The Adviser will (and will cause its affiliates (including the Trust) (each an “Affiliate”) to) use the name “Putnam Investment Management,” “Putnam Investments,” “Putnam” or any derivation thereof only for so long as this Agreement remains in effect. At such times as this Agreement is no longer in effect, the Adviser will, and will cause each Affiliate to, cease using any such name or any other name indicating that any Portfolio is advised by or otherwise connected to the Subadviser.

(b)  It will not, and will cause its Affiliates to not, refer to the Subadviser or any Affiliate in any sales literature or promotional material except with the prior approval of the Subadviser. In the case of materials, such as the portfolio’s prospectus, required by law to be prepared, such approval shall not be unreasonably withheld.

(c)  It will permit the Portfolio(s) to be used as a funding vehicle only for insurance contracts issued by American General Life Insurance Company (“AGL”) or any of its affiliates.

(d)  It will not (and will cause it Affiliates to not) engage in marketing programs (written or otherwise) directed toward Putnam Capital Manager Annuity Contract (“PCM”) which directly solicit transfers from PCM to the Adviser’s products or those of its Affiliates. For purposes of the foregoing, general marketing efforts by AGL and its affiliates shall not constitute a direct solicitation of PCM contract holders. The Adviser will not (and will cause its Affiliates to not) create or use marketing materials which provide direct comparisons between PCM and the Adviser’s products or those of any of its Affiliates. The Adviser, in connection with any exchange program, will not (and will cause its Affiliates to not) reimburse voluntarily, or enter into any contract or policy after the date hereof providing for the reimbursement of, any deferred sales charges to encourage the transfer of assets from PCM to the Adviser’s products or those of any Affiliate. For purposes hereof, the term “Affiliate” shall not be construed to include agents of AGL or affiliates thereof, who are not employees of such entities.

10.  Liability of the Subadviser. (a) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties (“disabling conduct”) hereunder on the part of the Subadviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) the Subadviser shall not be subject to liability to the Trust, any shareholder of the Trust or the Adviser for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates. Except for such disabling conduct, the Adviser shall indemnify the Subadviser (and its officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) (collectively, the “Indemnified Parties”) from any liability arising from the Subadviser’s conduct under this Agreement.

(b)  The Subadviser agrees to indemnify and hold harmless the Adviser and its affiliates and each of its directors and officers and each person, if any, who controls the Adviser within the meaning of Section 15 of the 1933 Act against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Adviser or its affiliates or such directors, officers or controlling persons may become subject under the 1933 Act, under other statutes, at common law or otherwise, which may be based upon (i) any wrongful act or material breach of this Agreement by the Subadviser resulting from Subadviser’s disabling conduct, or (ii) any untrue statement of a material fact in the Trust’s registration statement or omission to state a material fact required to be stated therein or necessary to make the statement therein not misleading, if such statement or omission was made in reliance on information furnished by the Subadviser to use in such registration statement, provided, however, that in no case is the Subadviser’s indemnity in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligation and duties under this Agreement.

11.  Permissible Interests. Trustees and agents of the Trust are or may be interested in the Subadviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Subadviser are or may be interested in the Trust as trustees, or otherwise; and the Subadviser (or any successor) is or may be interested in the Trust in some manner.

12.  Term of the Agreement. This Agreement shall continue in full force and effect with respect to each Portfolio until two years from the date hereof, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other series of the Trust.

With respect to each Portfolio, this Agreement may be terminated at any time, without payment of a penalty by the Portfolio or the Trust, by vote of a majority of the Trustees, or by vote of a majority of the outstanding voting securities (as defined in the Act) of the Portfolio, voting separately from any other series of the Trust, or by the Adviser, on not less than 30 nor more than 60 days’ written notice to the Subadviser. With respect to each Portfolio, this Agreement may be terminated by the Subadviser at any time, without the payment of any penalty, on 60 days’ written notice to the Adviser and the Trust. The termination of this Agreement with respect to any Portfolio or the addition of any Portfolio to Schedule A hereto (in the manner required by the Act) shall not affect the continued effectiveness of this Agreement with respect to each other Portfolio subject hereto. This Agreement shall automatically terminate in the event of its assignment (as defined by the Act).

This Agreement will also terminate in the event that the Advisory Agreement by and between the Trust and the Adviser is terminated.

13.  Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

14.  Amendments. This Agreement may be amended by mutual consent in writing, but the consent of the Trust must be obtained in conformity with the requirements of the Act.

15.  Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

16.  Personal Liability. The Declaration of the Trust establishing the Trust (the “Declaration”), is on file in the office of the Secretary of the Commonwealth of Massachusetts, and, in accordance with that Declaration, no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust, but the “Trust Property,” as defined in the Declaration, only shall be liable.

17.  Separate Series. Pursuant to the provisions of the Declaration, each Portfolio is a separate series of the Trust, and all debts, liabilities, obligations and expenses of a particular Portfolio shall be enforceable only against the assets of that Portfolio and not against the assets of any other Portfolio or of the Trust as a whole.

18.  Confidentiality. (a) Each party will receive and hold any records or other information obtained pursuant to this Agreement (“confidential information”) in the strictest confidence, and acknowledges, represents, and warrants that it will use its reasonable best efforts to protect the confidentiality of this information. Each party agrees that, without the prior written consent of the other party, it will not use, copy, or divulge to third parties (other than such party’s respective Representatives (as defined below)) or otherwise use, except in accordance with the terms of this Agreement, any confidential information obtained from or through the other party in connection with this Agreement other than as reasonably necessary in the course of a Portfolio’s business, including, but not limited to, as may be requested by broker-dealers or third party firms conducting due diligence on the Portfolio; provided that such recipients must agree to protect the confidentiality of such confidential information and use such information only for the purposes of providing services to the Portfolio; provided, further, however, this covenant shall not apply to information which: (i) has been made publicly available by the other party or is otherwise in the public domain through no fault of the disclosing party; (ii) is within the legitimate possession of the disclosing party prior to its disclosure by such party and without any obligation of confidence; (iii) is lawfully received by the disclosing party from a third party when, to the best of such party’s knowledge and belief, such third party was not restricted from disclosing the information to such party; (iv) is independently developed by the disclosing party through persons who have not had access to, or knowledge of, the confidential information; or (v) is approved in writing for disclosure by the other party prior to its disclosure.

(b)  Any confidential information provided by a party shall remain the sole property of such party, and shall be promptly returned to such party (or destroyed) following any request by such party to do so. Notwithstanding the foregoing, either party (and others to whom permitted disclosure has been made) (i) may retain a copy of the confidential information as is required for regulatory purposes or to comply with internal policy or laws relating to document retention and (ii) shall not be required to return, delete, or destroy any confidential information as resides on its electronic systems, including email and back-up tapes, it being understood that any such surviving confidential information shall remain subject to the limitations of this Section 18.

(c)  To the extent that any confidential information may include materials subject to the attorney-client privilege, work product doctrine or any other applicable privilege concerning pending or threatened legal proceedings or governmental investigations, each party agrees that they have a commonality of interest with respect to such matters and it is their mutual desire, intention and understanding that the sharing of such material is not intended to, and shall not, waive or diminish in any way the confidentiality of such material or its continued protection under the attorney-client privilege, work product doctrine or other applicable privilege. All confidential information furnished by either party to the other or such other party’s Representatives hereunder that is entitled to protection under the attorney-client privilege, work product doctrine or other applicable privilege shall remain entitled to such protection under such privileges, this Agreement, and under the joint defense doctrine.

(d)  Notwithstanding any other provision of this Agreement, each party and its respective Representatives shall be permitted to retain and disclose confidential information to the extent such retention and disclosure is: (i) required by any law or regulation; (ii) required or requested by, or necessary under the rules of, any court, any governmental agency or other regulatory authority (including, without limitation, any stock exchange or self-regulatory organization); or (iii) necessary in connection with any action, investigation or proceeding (including, without limitation, as part of any interrogatory, court order, subpoena, administrative proceeding, civil investigatory demand, in each case whether oral or written, or any other legal or regulatory process); provided, however, to the extent permitted by law, regulation or regulatory requirement, such party shall promptly notify the other party of the pending disclosure in writing and cooperate in all reasonable respects

(and at such other party’s expense) with such other party in seeking to obtain a protective order either precluding such disclosure or requiring that the confidential information so disclosed be maintained as confidential or used only for the purposes related to the action, investigation or proceeding).

(e)  For purposes of this Agreement, “Representatives” with respect to a party means such party’s representatives, directors, officers, investment and advisory committee members, employees, fund participants, rating agencies, professional advisers (including lawyers, accountants and investment bankers), affiliates or agents of such party who have a need to know confidential information. A party shall be responsible for enforcing compliance with this Agreement by its Representatives, if and to the extent such party has disclosed confidential information to any of them. The terms of this Section 18 are in addition to the terms of any other agreements between the parties or their affiliates.

(f)  The parties agree that, notwithstanding the foregoing, the Subadviser may disclose the total return earned by the Portfolio(s) and may include such total return in the calculation of composite performance information.

19.  Notices. All notices required or permitted to be given under this Agreement shall be in writing, shall specifically refer to this Agreement, and shall be addressed to the appropriate party at the address specified below, or such other address as may be specified by such party in writing in accordance with this Section, and shall be deemed to have been properly given when delivered or mailed by electronic mail, by U.S. certified or registered mail, return receipt requested, postage prepaid, or by reputable courier service.

The Adviser consents to the delivery of a Portfolio’s account statements, reports and other communications related to the services provided under this Agreement (collectively, “Account Communications”) via electronic mail and/or other electronic means acceptable to the Adviser, in lieu of sending such Account Communications as hard copies via facsimile, mail or other means. The Adviser confirms that it has provided the Subadviser with at least one valid electronic mail address where Account Communications can be sent. The Adviser acknowledges that the Subadviser reserves the right to distribute certain Account Communications via facsimile, mail or other means to the extent required by applicable law or otherwise deemed advisable. The Adviser may withdraw consent to electronic delivery at any time by giving the Subadviser notice pursuant this Section.

Subadviser: Putnam	Investment Management, LLC

100 Federal Street

Boston, MA 02110

Attention: General Counsel

Email address: Jeff_Aaron@putnam.com

Adviser:      SunAmerica Asset Management, LLC

30 Hudson Street, 16th Floor

Jersey City, NJ 07302

Attention: General Counsel

Email address: SaamcoLegal@aig.com

20.  Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com or www.echosign.com, or other applicable law) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[Signature page follows]

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

SUNAMERICA ASSET MANAGEMENT, LLC
By:	/s/John T. Genoy
Name: John T. Genoy
Title: President

PUTNAM INVESTMENT MANAGEMENT, LLC
By:	/s/ Stephen J. Tate
Name: Stephen J. Tate
Title: Chief Legal Officer, General Counsel and Secretary

[Signature Page to SAST Putnam Subadvisory Agreement]

SCHEDULE A

Effective January 1, 2024

Portfolio(s)	Annual Rate (as a percentage of the average daily net assets the Subadviser manages in the Portfolio)

SA Putnam International Growth and Income Portfolio	[omitted]

SUNAMERICA SERIES TRUST

P.O. Box 15570

Amarillo, Texas 79105-5570

SA Putnam International Growth and Income Portfolio

(the “Portfolio”)

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF

INFORMATION STATEMENT

(the “Notice”)

The Information Statement referenced in this Notice is available at

CorebridgeFinancial.com/InformationStatements

This Notice is to inform you that an information statement (the “Information Statement”) regarding the approval of a new subadvisory agreement is now available at the website referenced above. The Portfolio is a series of SunAmerica Series Trust (the “Trust”). Please note that this Notice is only intended to provide an overview of the matter covered in the Information Statement. We encourage you to access our website to review a complete copy of the Information Statement, which contains important information about the new subadvisory agreement.

As discussed in the Information Statement, on October 12, 2023, the Board of Trustees of the Trust, including a majority of the trustees who are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), approved a Subadvisory Agreement (the “New Subadvisory Agreement”) between SunAmerica Asset Management, LLC (“SunAmerica”) and Putnam Investment Management, LLC (“Putnam”) with respect to the Portfolio. The prior Subadvisory Agreement (the “Prior Subadvisory Agreement”) between SunAmerica and Putnam automatically terminated under the 1940 Act in connection with the acquisition of Putnam by Franklin Resources, Inc. On January 1, 2024, the New Subadvisory Agreement between SunAmerica and Putnam became effective and the Prior Subadvisory Agreement terminated. There is no change in the advisory fees paid by the Portfolio under the New Subadvisory Agreement.

The Trust has received an exemptive order from the U.S. Securities and Exchange Commission which allows SunAmerica, subject to certain conditions, to select new subadvisers, replace existing subadvisers, or make changes to existing subadvisory contracts without first calling a shareholder meeting and obtaining shareholder approval (the “Order”). The Order requires that within 60 days of entering into a new subadvisory agreement, the Trust must furnish a fund’s shareholders with the same information about the new subadviser and subadvisory agreement that would have been included in a proxy statement. This Information Statement is being provided to you to satisfy this requirement.

This Notice is being mailed on or about February 29, 2024, to all participants in a contract who were invested in the Portfolio as of the close of business on January 1, 2024. A copy of the Information Statement will remain on AIG’s website until at least February 29, 2025, and contract owners can request a complete copy of the Information Statement until such time.

You can obtain a paper copy of the complete Information Statement, without charge, by writing the Trust at P.O. Box 15570, Amarillo, Texas 79105-5570, Attn: Annuity Service Center, or by calling (800) 445-7862. You can request a complete copy of the Information Statement until February 29, 2025. To ensure prompt delivery, you should make your request no later than such date. Please note that you will not receive a paper copy unless you request it.

This Notice and the Information Statement are for your information only and you are not required to take any action.